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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 6, 2004

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                     TEXAS                                  1-31447                              74-0694415
         (State or other jurisdiction              (Commission File Number)                     (IRS Employer
               of incorporation)                                                             Identification No.)


                             1111 LOUISIANA
                             HOUSTON, TEXAS                                            77002
                (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      The exhibit listed below is furnished pursuant to Item 12 of this Form 8-K.

            (c)   Exhibits.

            99.1 Press Release issued August 6, 2004 regarding CenterPoint Energy, Inc.'s second quarter 2004 earnings.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On August 6, 2004, CenterPoint Energy, Inc. ("CenterPoint Energy") reported second quarter 2004 earnings. For additional information regarding CenterPoint Energy's second quarter 2004 earnings, please refer to CenterPoint Energy's press release attached to this report as Exhibit 99.1 (the "Press Release"), which Press Release is incorporated by reference herein. The information in the Press Release is being furnished, not filed, pursuant to Item
12. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CENTERPOINT ENERGY, INC.


Date:  August 6, 2004                      By:      /s/ James S. Brian
                                              --------------------------------
                                                    James S. Brian
                                                    Senior Vice President and
                                                    Chief Accounting Officer
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                                  EXHIBIT INDEX



          EXHIBIT
          NUMBER               EXHIBIT DESCRIPTION
          ------               -------------------

            99.1 Press Release issued August 6, 2004 regarding CenterPoint Energy, Inc.'s second quarter 2004 earnings